WidePoint Reports First Quarter 2020 Financial Results

FAIRFAX, Va., May 14, 2020 (GLOBE NEWSWIRE) -- WidePoint Corporation (**NYSE American: WYY**), the leading provider of Trusted Mobility Management (TM2) specializing in Telecommunications Lifecycle Management, Identity Management and Digital Billing & Analy solutions, today reported results for the first quarter ended March 31, 2020.

First Quarter 2020 and Recent Operational Highlights:

- Selected as strategic vendor for SYNNEX Corporation (NYSE: SNX), which may potentially expand sales of TM2
- Received a 12-month, sole source indefinite delivery, indefinite quantity (IDIQ) contract from the U.S. Department of Homeland Security (DHS) for Cellular Wireless Managed Services (CWMS)
- Supported and continuing to expand work with the United States Census 2020 as the U.S. Census Bureau has increased the forecasted number of field devices needed by 20%
- Partnered with KoolSpan to provide end-to-end encryption for phone calls and text messages
- Secured $20 million in new contract wins, exercised option periods, and contract extensions during the first quarter of 2020

First Quarter 2020 Financial Highlights (results compared to the same year-ago period):

- Revenues increased 81% to $39.7 million
- Managed Services revenue increased 52% to $11.5 million
- Gross profit increased 17% to $5.0 million
- Net income totaled $484,000, up 26%
- EBITDA, a non-GAAP financial measure, increased 21% to $1.2 million

First Quarter 2020 Financial Summary

(In millions, except per share amounts)		**March 31, 2020**		**March 31, 2019**
		(Unaudited)		
Revenue	$	39.7	$	21.9
Gross Profit	$	5.0	$	4.3
Gross Profit Margin		12.5%		19.4%
Operating Expenses	$	4.2	$	3.8
Income from Operations	$	0.7	$	0.5
Net Income	$	0.5	$	0.4
Basic and Diluted Earnings per Share (EPS)	$	0.01	$	0.00
Ebita	$	1.2	$	1.0

The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors se forth under the "Safe Harbor Statement" below.

Management Commentary

"In the first quarter of 2020, we continued to build upon the momentum we generated last year and produced one of the most successful quarters in our company's history," said WidePoint's CEO, Jin Kang. "From a financial perspective, the quarter was highlighted by an 81% increase in total revenues to $39.7 million, a 52% increase in managed services revenues, positive net income, and a $2.4 million improvement in our cash position. Operationally, we continued our work on the 2020 U.S. Census project, which was the primary cause of the uncharacteristically large increase in our topline, and which should continue contributing to our revenues until the start of 2021. Durin the quarter, we also secured an aggregate of $20 million in contract awards. Subsequent to the quarter-end, we secured a 12-month sole source contract with the U.S. Department of Homeland Security, and we announced that we have been selected as a SYNNEX vendor, which could open new doors and help us expand our customer base.

"The current pandemic has diminished our ability to accurately predict the timing of events in the near-term, but our primary goal of simultaneously improving the topline and driving profitability as we help large enterprises navigate the complexities of the mobile landsca remains unchanged. Many of our customers are on the frontlines of battling COVID-19 and are working hard to help us all return to a sense of normalcy. We intend to ensure they have the necessary devices and cost optimization tools in place to continue operating in this challenging environment.

"The world may still be fraught with uncertainty, but given the trends in our industry, our resilient customer base, and our solid financial position, we believe we are well positioned to continue successfully pursuing our strategic initiatives to drive growth and profitability in the long-run."

Conference Call

WidePoint management will hold a conference call today (May 14, 2020) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss the results.

WidePoint President and CEO Jin Kang, Executive Vice President and Chief Sales and Marketing Officer Jason Holloway, and Executive Vice President and CFO Kellie Kim will host the conference call, followed by a question and answer period.

U.S. dial-in number: 844-407-9500
International number: 862-298-0850

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company's website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through May 28, 2020.

Toll-free replay number: 877-481-4010
International replay number: 919-882-2331
Replay ID: 34584

About WidePoint

WidePoint Corporation (NYSE American: WYY) is a leading provider of trusted mobility management (TM2) solutions, including telecom management, mobile management, identity management, and digital billing and analytics. For more information, visit widepoint.com.

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP net income to EBITDA is included on the schedules attached hereto.

	THREE MONTHS ENDED MARCH 31,			
	2020		2019	
	(Unaudited)			
NET INCOME	**$**	**483,900**	$	384,100
Adjustments to reconcile net (loss) income to EBITDA:				
Depreciation and amortization		**422,800**		472,700
Amortization of deferred financing costs		**1,300**		1,300
Income tax provision (benefit)		**177,200**		28,000
Interest income		**(3,100)**		(4,500)
Interest expense		**80,800**		76,200
EBITDA	**$**	**1,162,900**	$	957,800

Safe Harbor Statement

The information contained in any materials that may be accessed above was, to the best of WidePoint Corporation's knowledge, timely and accurate as of the date and/or dates indicated in such materials. However, the passage of time can render information stale, and you should not rely on the continued accuracy of any such materials. WidePoint Corporation has no responsibility to update any information contained in any such materials. In addition, you should refer to periodic reports filed by WidePoint Corporation with the Securities and Exchange Commission for information regarding the risks and uncertainties to which forward-looking statements made in such materials are subject. Such risks and uncertainties may cause WidePoint Corporation's actual results to differ materially from those described in the forward-looking statements.

Investor Relations:

Gateway Investor Relations
Matt Glover or Charlie Schumacher
949-574-3860
WYY@gatewayir.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2020	DECEMBER 31, 2019
	(Unaudited)	

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$	9,323,673	$	6,879,627
Accounts receivable, net of allowance for doubtful accounts of $123,097 and $126,235 in 2020 and 2019, respectively		11,715,126		14,580,928
Unbilled accounts receivable		20,982,875		13,976,958
Other current assets		814,233		1,094,847
Total current assets		42,835,907		36,532,360
NONCURRENT ASSETS				
Property and equipment, net		594,293		681,575
Operating lease right of use asset, net		5,768,669		5,932,769
Intangibles, net		2,320,924		2,450,770
Goodwill		18,555,578		18,555,578
Other longterm assets		463,062		140,403
Total assets	$	70,538,433	$	64,293,455
LIABILITIES AND STOCKHOLDERS' EQUITY				
CURRENT LIABILITIES				
Accounts payable	$	12,218,629	$	13,581,822
Accrued expenses		22,070,191		14,947,981
Deferred revenue		2,052,361		2,265,067
Current portion of operating lease liabilities		581,389		599,619
Current portion of other term obligations		79,298		133,777
Total current liabilities		37,001,868		31,528,266
NONCURRENT LIABILITIES				
Operating lease liabilities, net of current portion		5,466,798		5,593,649
Other term obligations, net of current portion		-		-
Deferred revenue, net of current portion		362,567		363,560
Deferred tax liability		2,049,896		1,868,562
Total liabilities		44,881,129		39,354,037
STOCKHOLDERS' EQUITY				
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 2,045,714 shares issued and none outstanding		-		-
Common stock, $0.001 par value; 110,000,000 shares authorized; 83,837,289 and 83,861,453 shares issued and outstanding, respectively		83,837		83,861
Additional paid-in capital		95,550,466		95,279,114
Accumulated other comprehensive loss		(279,924)		(242,594)
Accumulated deficit		(69,697,075)		(70,180,963)
Total stockholders' equity		25,657,304		24,939,418
Total liabilities and stockholders' equity	$	70,538,433	$	64,293,455

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED MARCH 31,			
		2020		2019
	(Unaudited)			
REVENUES	$	39,665,356	$	21,916,902
COST OF REVENUES (including amortization and depreciation of $159,618 and $232,191, respectively)		34,700,024		17,663,059

GROSS PROFIT	4,965,332	4,253,843
OPERATING EXPENSES		
Sales and marketing	492,231	393,411
General and administrative expenses (including sharebased compensation of $281,441 and $89,266, respectively)	3,470,092	3,134,709
Product development	-	-
Depreciation and amortization	263,228	240,548
Total operating expenses	4,225,551	3,768,668
INCOME FROM OPERATIONS	739,781	485,175
	10.7%	17.2%
OTHER (EXPENSE) INCOME		
Interest income	3,093	4,462
Interest expense	(82,117)	(77,545)
Other income	331	9
Total other expense	(78,693)	(73,074)
INCOME BEFORE INCOME TAX PROVISION	661,088	412,101
INCOME TAX PROVISION	177,200	28,000
NET INCOME	$ 483,888	$ 384,101
BASIC EARNINGS PER SHARE	$ 0.01	$ 0.00
BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	83,840,079	83,812,448
DILUTED EARNINGS PER SHARE	$ 0.01	$ 0.00
DILUTED WEIGHTEDAVERAGE SHARES OUTSTANDING	84,428,065	83,814,670